                                                                   Exhibit 10.15

                         CONSENT AND THIRD AMENDMENT TO
                          SECURITIES PURCHASE AGREEMENT

     THIS CONSENT AND THIRD AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this "Consent and Amendment") is effective as of January 31, 2002 (the "Third Amendment Effective Date"), by and among OVERHILL FARMS, INC., a Nevada corporation (the "Company"), OVERHILL CORPORATION (formerly known as Polyphase Corporation), a Nevada corporation ("Parent"), OVERHILL L.C. VENTURES, INC., a California corporation ("Overhill Ventures" and, together with the Company and Parent, the "Company Parties"), and LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership ("LLCP").

                                 R E C I T A L S

     A. The Company Parties and LLCP are parties to that certain Securities Purchase Agreement dated as of November 24, 1999, as amended by a Consent and First Amendment to Securities Purchase Agreement dated as of August 23, 2000, and by that certain Second Amendment to Securities Purchase Agreement dated as of January 11, 2002 (as so amended, the "Securities Purchase Agreement"). Unless otherwise indicated, capitalized terms used and not otherwise defined in this Consent and Amendment have the meanings ascribed to them in the Securities Purchase Agreement.

     B. The Company wishes to consolidate substantially all of its business operations into one manufacturing facility located in Vernon, California, and, in connection therewith, the Company (i) has, with LLCP's knowledge, entered into that certain Sublease dated as of January 1, 2002 (the "Vernon Sublease"), between Ernest Paper Products, Inc., a California corporation, as "Sublandlord," and the Company, as "Subtenant," and that certain Standard Industrial/Commercial Single-Tenant Lease -- Net Real Estate Lease dated January 1, 2002 (the "Vernon Lease" and, together with the Vernon Sublease, the "Vernon Sublease/Lease"), between Vernon Associates, LLC, a California limited liability company, as "Lessor," and the Company, as "Lessee", and certain documents related thereto, in each case for certain premises commonly known as 2727 E. Vernon Avenue, Vernon, California, and generally described as a one-story warehouse building of approximately 147,210 square feet (the "Vernon Premises"); and (ii) has advised LLCP that it intends to (A) borrow up to $4,000,000 solely to provide the necessary additional financing to consolidate its business operations, including, without limitation, constructing certain tenant improvements at the Vernon Premises and financing the purchase of equipment; (B) move the Company's properties and other assets located at its existing manufacturing facilities on or into the Vernon Premises, and (C) terminate the Company's existing real property leases with respect to the Company's currently leased manufacturing facilities and incur certain termination expenses in connection therewith. The transactions described in this recital B are collectively referred to herein as the "Consolidation."

     C. The Company hereby acknowledges that LLCP's consent to the consummation of the Consolidation and its willingness to amend the Securities Purchase

Agreement and expend the additional time, effort and expense necessary to monitor its investment in the Company, all as described below, constitute substantial and valuable benefits to it and its Subsidiaries. The Board of Directors of the Company has determined that the value of such aggregate consideration to the Company and its Subsidiaries is equal to $750,000, and LLCP has accepted such determination of the Board of Directors and agrees that the issuance of the Shares represents payment in full in exchange for such consideration.

     D. The Company has also advised LLCP that the consummation of the Consolidation would require, among other things, an amendment to Section 2.1A (Limitations on Indebtedness) of Annex A to the Securities Purchase Agreement and LLCP's consent under Section 1.8A (Maintenance of Properties) and Section 2.10A (Agreements Affecting Capital Stock and Indebtedness; Amendments to Material Contracts) of Annex A to the Securities Purchase Agreement.

     E. The Company has requested that LLCP consent to the consummation of the Consolidation and amend the Securities Purchase Agreement to provide for the Consolidation as provided for herein, and LLCP is willing to do so, but only on the terms and subject to the conditions set forth in this Consent and Amendment. Without limiting the generality of the foregoing, in consideration for LLCP's consent to the consummation of the Consolidation and its willingness to amend the Securities Purchase Agreement to provide for the Consolidation (including, without limitation, its willingness to permit up to $4,000,000 of Indebtedness of the Company to be ranked senior to the Indebtedness evidenced by the Note), as well as LLCP's willingness to expend the additional time, effort and expense that will be necessary to monitor its investment in the Company at least during the remaining term of the Note as a result thereof, the Company has agreed to issue the Shares (as defined below) to LLCP, subject to adjustment as provided in Section 7 below.

     F. In addition, on or about August 15, 2001, the Board of Directors of Parent approved a plan to distribute to its stockholders on a pro rata basis in the form of a stock dividend the shares of Common Stock owned or held by Parent and thereby "spin off" the Company as a separate, independent publicly traded company (the "Spin-Off"). In connection therewith, the Company has previously filed with the SEC a Registration Statement on Form 10 to register the shares of Common Stock to be distributed to Parent's stockholders, and the Company has kept LLCP periodically apprised of the status of the Spin-Off. Immediately following the Spin-Off, Parent will not own any shares of, or Option Rights with respect to, the Capital Stock of the Company. In addition, the Board of Directors of the Company intends to adopt a new employee stock purchase or stock option plan for the benefit of the officers, directors, employees and consultants of the Company and its Subsidiaries.

                                A G R E E M E N T

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Limited Consent to Consolidation. Subject to the terms and conditions set forth herein, effective on and as of the Third Amendment Effective Date, LLCP consents to the consummation of the Consolidation. The consent provided for in this Section 1 shall be limited solely to the consummation of the Consolidation (including the Vernon Sublease/Lease and the other matters described in recital B above) and shall not apply to (or be construed to apply
to) any other transaction entered into by the Company Parties (or any of them) prior to, simultaneously with or at any time after the consummation of the Consolidation.

     2. Additional Investment Monitoring. The Company acknowledges and recognizes that the consummation of the Consolidation will require LLCP to, among other things, expend additional time, effort and expense (including, without limitation, additional administrative overhead) to monitor and manage its investment in the Company at least during the remaining term of the Note, including, without limitation, monitoring the consolidation of the Company's business operations and the Company's compliance with and performance of the covenants provided for in the Securities Purchase Agreement and the other Investment Documents. Accordingly, the parties hereto acknowledge and agree that the Shares are being issued to LLCP hereunder to compensate LLCP for the additional time, effort and expense to be committed by LLCP to monitoring and managing its investment in the Company at least during the remaining term of the Note.

     3. Amendments to Securities Purchase Agreement. Effective on and as of the Third Amendment Effective Date, and pursuant to Section 12.2 of the Securities Purchase Agreement, the Securities Purchase Agreement is amended as follows:

        (a) Section 1.1 (Definitions) of the Securities Purchase Agreement is amended by adding the following new definitions to such Section in alphanumerical order:

        "`Second Amendment' shall mean that certain Second Amendment to Securities Purchase Agreement dated as of January 11, 2002, among the parties."

        "`Third Amendment' shall mean that certain Consent and Third Amendment to Securities Purchase Agreement effective as of January 31, 2002, among the parties."

        "`Vernon Facility' shall mean the Company's subleased or leased manufacturing facilities commonly known as 2727 E. Vernon Avenue, Vernon, California, consisting of approximately 147,210 square feet located in a one-story warehouse building and more particularly described in the Vernon Sublease and the Vernon Lease."

        "`Vernon Lease' shall mean that certain Standard Industrial/Commercial Single-Tenant Lease -- Net Real Estate Lease (including the Addendum thereto) dated January 1, 2002, between Vernon Associates, LLC, a California limited liability company, as "Lessor," and the Company, as "Lessee," with respect to the Vernon Facility."

        "`Vernon Sublease' shall mean that certain Sublease dated as of January 1, 2002, between Ernest Paper Products, Inc., a California corporation, as "Sublandlord," and the Company, as "Subtenant," with respect to the Vernon Facility."

        (b) The following terms currently defined in Section 1.1 (Definitions) of the Securities Purchase Agreement are amended by deleting such definitions in their entirety and replacing them with the following definitions, respectively:

        "`Fully Diluted Basis' shall mean, as applied to the calculation of the number of shares of Capital Stock of the Company, a basis that gives effect to, without duplication, (i) all shares of Capital Stock of the Company outstanding at the time of determination, (ii) all additional shares of Capital Stock of the Company reserved or to be reserved for issuance under any stock purchase or stock option plans or arrangements of the Company,
     (iii) all additional shares of Capital Stock of the Company issuable upon conversion, exercise or exchange of all Option Rights of the Company outstanding at the time of determination, irrespective of whether such conversion, exercise or exchange is permitted, restricted or vested at the time of determination, and irrespective of the price or consideration required by such conversion, exercise or exchange, and (iv) all other commitments, promises or understandings to issue any shares of Capital Stock of the Company or Option Rights at the time of determination."

        "`Intercreditor Agreement' shall mean that certain Intercreditor and Subordination Agreement dated as of November 24, 1999, between the Senior Lender and the Purchaser, and acknowledged by the Company, Parent and Overhill Ventures, as amended by a First Amendment dated as of August 23, 2000, as provided for in (or supplemented by) the Consent under Intercreditor and Subordination Agreement dated as of January 11, 2002, as provided for in (or supplemented by) the Consent under Intercreditor and Subordination Agreement dated as of January 31, 2002, and as further amended, supplemented or otherwise modified from time to time by the Senior Lender and the Purchaser."

        "`Investor Rights Agreement' shall mean that certain Investor Rights Agreement dated as of November 24, 1999, among the Company, Parent and the Purchaser, as amended by an Amendment to Investor Rights Agreement dated as of August 25, 2000, and a Second Amendment to Investor Rights Agreement dated as of January 11, 2002, as further amended from time to time."

        "`Senior Credit Agreement' shall mean that certain Loan and Security Agreement dated as of November 24, 1999, among the Company, Overhill Ventures and the Senior Lender, as amended by a First Amendment to Loan and Security Agreement dated as of August 23, 2000, and as further amended by a Second Amendment to Loan and Security Agreement dated as of January 11, 2002, as further amended from time to time, subject to the terms of the Intercreditor Agreement."

               (c) Section 2.1A (Limitations on Indebtedness) of Annex A to the Securities Purchase Agreement is amended by deleting such Section in its entirety and replacing it with the following:

               "2.1A Limitations on Indebtedness. The Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume, guarantee, suffer to exist or become or remain liable with respect to any Indebtedness, except for:

                     (a) Obligations to Purchaser; or

                     (b) Indebtedness payable to the Senior Lender under the
               Senior Credit Documents (excluding any refinancings, restructurings (whether in the nature of a "work out" or otherwise), restatements or refundings thereof), subject to the limitations and other provisions set forth in the Intercreditor Agreement; or

                     (c) Guaranties constituting the endorsement of negotiable
               instruments for deposit or collection in the ordinary course of business; or

                     (d) Trade accounts payable arising in the ordinary course
               of business that are more than sixty (60) days past their due dates and do not exceed $200,000 in the aggregate at any one time, provided that if the aggregate amount of trade accounts payable arising in the ordinary course of business that are more than sixty (60) days past their due dates exceeds $200,000 at any one time, then the Company shall not be deemed to be in violation of this clause (d) if the amount in excess of $200,000 is being disputed or contested in good faith by appropriate proceedings in a commercially reasonable manner; or

                     (e) Subordinated Indebtedness payable under that certain
               Unsecured Promissory Note dated August 25, 2000, made payable by the Company to SSE Manufacturing in the principal amount of $900,000; or

                     (f) Indebtedness (including Indebtedness that may be senior in right of payment and rights upon liquidation to Indebtedness owing under the Note and that may be owing to the Senior Lender or another Person) in the principal amount of up to, but not in excess of, $4,000,000 incurred by the Company, on terms and conditions reasonably acceptable to the Purchaser, solely to finance the consolidation by the Company of substantially all of its business operations at and into the Vernon Facility, as provided in the Third Amendment."

               (d) Clause (g) of Section 2.9A (Fundamental Changes) of Annex A to the Securities Purchase Agreement is amended by deleting such clause in its entirety and replacing it with the following:

               "(g) issue any Capital Stock of the Company, Overhill
          Ventures or any of their respective Subsidiaries to any Person (other than to the Purchaser)."

         4.   Effective Date Deliveries. The parties hereto hereby acknowledge
              -------------------------
that, concurrently with the execution and delivery of this Consent and Amendment, the Company is delivering to LLCP each of the following:

              (a) True, correct and complete copies of resolutions duly adopted by the Board of Directors of each of the Company, Parent and Overhill Ventures, certified by the Secretary of the Company, Parent and Overhill Ventures, respectively, duly authorizing and approving this Consent and Amendment and the other transactions contemplated hereby, other than the matters addressed in Section 5(a) below;

              (b) True, correct and complete copies of all consents, authorizations and approvals necessary or required to be obtained in connection with this Consent and Amendment and the transactions contemplated hereby, including, without limitation, the written consent of the Senior Lender, other than the matters addressed in Section 5(a); and

              (c) True, correct and complete copies of any and all waivers, agreements, amendments and other documents entered into between the Company Parties (or any of them), on the one hand, and the Senior Lender, on the other, related to the Consolidation and the other matters addressed herein.

         5.   Certain Covenants. In connection with the execution and delivery
              -----------------
of this Consent and Amendment, the Company hereby agrees with LLCP to perform, comply with and observe each of the following covenants and agreements:

              (a)   Issuance of Shares. As soon as practicable, but not later
                    ------------------
than February 22, 2002, the Company shall perform each of the following covenants and agreements (provided, however, that if any current shareholder of
                          --------  -------
the Company initiates any legal proceeding that seeks to restrain, enjoin or otherwise impair this Consent and Amendment or any of the transactions contemplated hereby, the Company shall use its best efforts to prevent the entry of any order, judgment or other form of relief that would in any way restrain, enjoin or otherwise impair the same (an "Order"); if any such Order is secured, the Company shall immediately use its best efforts to overturn such Order through all available legal and equitable means, including the pursuit of all avenues of appellate review that may be available, whether by way of writ, appeal or otherwise; in any such event, the Company shall comply with each of the covenants provided for in this Section 5(a) not later than March 31, 2002):

                    (i) The Company shall deliver to LLCP true, correct and complete copies of resolutions duly adopted by the Board of Directors of the Company, certified by the Secretary of the Company, duly authorizing and approving, among other things, (A) an amendment to the Company's Articles of Incorporation, in form and substance reasonably satisfactory to LLCP (the "Articles Amendment"), providing for the issuance of "blank check" preferred stock by the Company; (B) the creation of a series of preferred stock of the Company designated as "Series A Convertible Preferred Stock" having rights, privileges, preferences and restrictions set forth in the Series A Preferred Stock Term Sheet attached as Exhibit A hereto and otherwise
              ---------
              reasonably acceptable to LLCP and the Company (the "Series A Preferred Stock"); and (C) the issuance of 23.57 shares of Series A Preferred Stock (the "Shares") to LLCP as contemplated herein;

                    (ii) The shareholders of the Company shall have adopted and approved resolutions duly authorizing and approving the Articles Amendment, and the Company shall have delivered to LLCP a Secretary's Certificate, duly executed by the Secretary of the Company, certifying as to such resolutions;

                    (iii) The Company shall have filed the Articles Amendment
              with the Secretary of State of the State of Nevada, and the Company shall deliver to LLCP a file-stamped copy of the same;

                    (iv) The Company shall have filed with the Secretary of State of the State of Nevada pursuant to NRS 78.1955 a certificate of designation to create the Series A Preferred Stock (the "Certificate of Designation"), and the Company shall deliver to LLCP a file-stamped copy of the same;

                    (v) The Company shall have delivered to LLCP original certificates representing the Shares, duly executed on behalf of the Company and registered in the name of LLCP;

                    (vi) Concurrently with the delivery of the Shares to LLCP, the Company shall deliver to LLCP an Officers' Certificate, in form and substance reasonably satisfactory to LLCP, duly executed by the President and Chief Executive Officer and the Chief Financial Officer of the Company and dated as of the date of delivery of the Shares, to the effect that:

                          (A) The Shares have been duly authorized and are, and
                              the shares of Common Stock issuable upon conversion of the Shares (the "Conversion Shares") have been duly authorized and, when and if issued upon conversion of the Shares in accordance with the provisions of the Certificate of Designation, will be, validly issued, fully paid and nonassessable, and will be free and clear of any liens, claims or encumbrances other than liens or encumbrances created by or imposed upon the holder thereof, and no Capital Stock or Option Rights of the Company will become issuable to any Person pursuant to any "anti-dilution" or similar provisions on account of the issuance of the Shares (or the issuance of the Conversion Shares); and

                          (B) The representations and warranties of the Company
                              contained in the Securities Purchase Agreement, including the Disclosure Schedules, are true and correct on and as of the date thereof (in this regard, the Company covenants and agrees to revise the Disclosure Schedules to the extent necessary to ensure that the representations and warranties set forth in the Securities Purchase Agreement are true and correct on and as of such date, but nothing contained in this Consent and Amendment or otherwise shall be deemed to be a waiver by LLCP of any of its rights, powers or remedies with respect to, or acceptance of, any disclosures made in such revised Disclosure Schedules).

                    (vii) Concurrently with the delivery of the Shares to LLCP,
               LLCP shall have received an opinion letter of Kummer Kaempfer Bonner & Renshaw, Nevada counsel to the Company (or such other Nevada counsel reasonably acceptable to LLCP), dated as of the date of delivery of the Shares and addressed to LLCP, (i) to the effect that (A) the Shares have been duly authorized and are, and the Conversion Shares have been duly authorized and, when and if issued upon conversion of the Shares in accordance with the provisions of the Certificate of Designation, will be, validly issued, fully paid and nonassessable, and will be free and clear of any liens, claims or encumbrances imposed under Nevada law;
               (B) the offer, issuance and sale of the Shares as provided for herein and the Conversion Shares are or will be, as the case may be, exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended; (C) this Consent and Amendment is the legal, valid and binding obligation of the Company and Parent, enforceable against each of them in accordance with its terms (assuming that the internal laws of the State of California are identical to the internal laws of the State of Nevada); and (D) the execution, delivery and performance by the Company of this Consent and Amendment, the issuance and delivery of the Shares and the consummation of the other transactions contemplated hereby do not and will not violate, conflict with or result in the breach of any of the provisions of, or constitute (with or without notice or lapse of time or both) a default under, or result in the imposition of any Lien upon any of the assets or properties of the Company or any of its Subsidiaries under, (y) the charter or bylaws of the Company or any of its Subsidiaries, as in effect on the date hereof, or (z) any Nevada law; and (ii) with respect to such other matters as LLCP may reasonably request.

               (b) The parties hereto acknowledge and agree that, notwithstanding anything to the contrary, the failure by the Company to perform, comply with or observe one or more of the covenants and agreements set forth in
Section 5(a) in a timely manner shall constitute an Event of Default under the Securities Purchase Agreement, entitling LLCP to exercise all rights, remedies and powers against the Company Parties under the Securities Purchase Agreement, the other Investment Documents, Applicable Law or otherwise.

         6. Representations and Warranties. In order to induce LLCP to agree to
            ------------------------------
amend the Securities Purchase Agreement as provided for in Section 3 above, the Company represents and warrants to LLCP that:

            (a) The Company Parties have each duly authorized, executed and delivered this Consent and Amendment and this Consent and Amendment is the legal, valid and binding obligation of the Company Parties, enforceable against each such Party in accordance with its terms;

            (b) The Company Parties have each obtained all consents, authorizations and approvals necessary or required to enter into this Consent and Amendment and perform its or their obligations hereunder and thereunder, including, without limitation, the consent of the Senior Lender;

            (c) Attached as Exhibit B hereto is a table showing the actual
                            ---------
capitalization of the Company on a fully diluted basis as of the date hereof and the capitalization of the Company on a fully diluted basis (without giving effect to the shares of capital stock reserved or to be reserved for issuance under any stock purchase or stock option plans of the Company) as adjusted to give effect to the issuance of the Shares;

            (d) Each of the Vernon Sublease and the Vernon Lease constitutes Collateral and is subject to the security interest and Lien granted by the Company in favor of LLCP under the Security Agreement (Company) and secures the payment and performance of any and all Secured Obligations (as defined in the Security Agreement (Company)) as provided for therein;

            (e) The execution, delivery and performance by the Company Parties of this Consent and Amendment, the issuance and delivery of the Shares and the consummation of the other transactions contemplated hereby do not and will not violate, conflict with or result in the breach of any of the provisions of, or constitute (with or without notice or lapse of time or both) a default under, or result in the imposition of any Lien upon any of the assets or properties of the Company Parties or any of their Subsidiaries under, (x) the charter or bylaws of the Company Parties or any of their Subsidiaries, as in effect on the date hereof; (y) any lease, credit agreement, indenture, note, mortgage, instrument or other agreement to which the Company Parties or any of their Subsidiaries is a party or by which any of their properties or assets are bound and which is material to the businesses or operations of the Company Parties or any of their Subsidiaries, respectively; or (z) any Applicable Laws;

            (f) The obligations of the Company to issue the Shares to LLCP hereunder was negotiated freely and voluntarily by it on an arm's length basis in exchange for substantial and valuable consideration furnished to it by LLCP, and the Shares represent fair and reasonable value for the consideration received by the Company; and

            (g) No Default or Event of Default has occurred and is continuing (or will occur as a result of the transactions contemplated hereby).

         7. Certain Post-Closing Obligations. The Company represents and
            --------------------------------
warrants to, and covenants with, LLCP that the number of shares of capital stock of the Company owned by LLCP on a fully diluted basis (including, without limitation, after giving effect to the shares of Capital Stock of the Company reserved or to be reserved for issuance under any stock purchase or stock option plans or arrangements of the Company) immediately following the Spin-Off shall represent approximately (but not less than) 19.5% of the total number of shares of capital stock of the Company on such fully diluted basis at such time. In the event that the sum of the Shares issued to LLCP as contemplated hereunder, together with the Warrant Shares, equals more than approximately 19.5% of the total number of shares of capital stock of the Company on such fully diluted basis immediately following the Spin-Off, LLCP agrees to surrender to the Company a number of Shares such that the number of shares of capital stock of the Company owned by LLCP equals approximately (but not less than) 19.5% of the total number of shares of capital stock of the Company on such fully diluted basis immediately following the Spin-Off. In the event that the sum of the Shares issued to LLCP, together with the Warrant Shares, equals less than 19.5% of the total number of shares of capital stock of the Company on such fully diluted basis immediately following the Spin-Off, the Company agrees to issue to LLCP, at no additional cost to LLCP, a number of additional shares of Series A Preferred Stock such that, when added to the Warrant Shares, LLCP would own approximately (but not less than) 19.5% of the total number of shares of capital stock of the Company on such fully diluted basis immediately following the Spin-Off.

         8. Confirmation; Full Force and Effect. Section 3 of this Consent and
            -----------------------------------
Amendment hereby amends the Securities Purchase Agreement effective on and as of Third Amendment Effective Date, and the Securities Purchase Agreement shall remain in full force and effect as amended thereby on and as of the Third Amendment Effective Date in accordance with its terms. The Securities Purchase Agreement and the other Investment Documents are hereby ratified, approved and affirmed by the Company Parties in all respects.

         9. No Other Amendments. This Consent and Amendment is being delivered
            -------------------
without prejudice to the rights, remedies or powers of LLCP under or in connection with the Securities Purchase Agreement, the other Investment Documents, Applicable Laws or otherwise and, except as set forth in Section 3 above, shall not constitute or be deemed to constitute an amendment or other modification of, or a supplement to, the Securities Purchase Agreement or any other Investment Document. In addition, nothing contained in this Consent and Amendment is intended to or shall be construed as a waiver of any breach, violation, Default or Events of Default, whether past, present or future, under the Securities Purchase Agreement or any other Investment Document, or a forbearance by LLCP of any of its rights, remedies or powers against the Company Parties (or any of them), or the Collateral, and LLCP hereby expressly reserves all of its rights, powers and remedies under or in connection with the Securities Purchase Agreement and the other Investment Documents, whether at law or in equity, including, without limitation, the right to declare all Obligations to Purchaser to be due and payable.

     10. Counterparts. This Consent and Amendment may be executed in any number of counterparts and by facsimile transmission, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

     11. Governing Law. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF).

     12. Successors and Assigns. This Consent and Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns.

     13. Further Assurances. The parties shall, at any time and from time to time, execute and deliver all such further instruments and other documents and take all such further actions as may be necessary or appropriate to carry out the provisions of this Consent and Amendment.

     14. Investment Intent. LLCP hereby represents and warrants to the Company that (a) it will be acquiring the Shares and the Conversion Shares for its own account and not with a view to or for resale in connection with any distribution thereof except in compliance with applicable securities laws and (b) it has had a reasonable opportunity to review this Consent and Amendment, ask questions of and receive answers from the Company, and all such questions, if any, have been answered to the full satisfaction of LLCP.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Consent and Amendment to be executed and delivered by their duly authorized representatives as of the first date written above.

                            COMPANY

                            OVERHILL FARMS, INC., a Nevada corporation


                                 /s/ James Rudis
                            By:_______________________________________
                                James Rudis
                                President and Chief Executive Officer

                            PARENT

                            OVERHILL CORPORATION (formerly known as
                            Polyphase Corporation), a Nevada corporation

                                 /s/ James Rudis
                            By:_______________________________________
                                James Rudis
                                President and Chief Executive Officer

                            OVERHILL VENTURES

                            OVERHILL L.C. VENTURES, INC., a
                            California corporation

                                 /s/ James Rudis
                            By:_______________________________________
                                James Rudis
                                President

                            LLCP

                            LEVINE LEICHTMAN CAPITAL PARTNERS
                            II, L.P., a California limited partnership

                                By: LLCP California Equity Partners II, L.P., a California limited partnership, its General Partner

                                         By: Levine Leichtman Capital Partners,
                                             Inc., a California corporation, its
                                             General Partner

                                                 /s/ Lauren B. Leichtman
                                             By:___________________________
                                                Lauren B. Leichtman
                                                Chief Executive Officer

                  ACKNOWLEDGMENT AND REAFFIRMATION OF GUARANTY

         The undersigned Guarantors hereby acknowledge that they have read the foregoing Consent and Third Amendment to Securities Purchase Agreement. The undersigned hereby consent to the Consent and Third Amendment to Securities Purchase Agreement, ratify and reaffirm the Guaranty as set forth in Section 9 of the Securities Purchase Agreement, as amended by the Consent and Third Amendment to Securities Purchase Agreement, and acknowledge that the same shall remain in full force and effect in accordance with it terms.

                                    GUARANTORS

                                    OVERHILL CORPORATION (formerly known as
                                    Polyphase Corporation), a Nevada corporation

                                         /s/ James Rudis
                                    By: _________________________________
                                        James Rudis
                                        President and Chief Executive Officer


                                    OVERHILL L.C. VENTURES, INC., a
                                    California corporation

                                         /s/ James Rudis
                                    By: _________________________________
                                        James Rudis
                                        President